                                              FILE NO. 333-19181
                                              RULE 497(c)


STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
Institutional Client High Yield Fund seeks total return by investing for a high level of current income and capital growth. Institutional Client High Yield Fund seeks to achieve its objective by investing all of its net investable assets in SR&F High Yield Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Institutional Client High Yield Fund. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. LOWER-QUALITY SECURITIES, COMMONLY KNOWN AS "JUNK BONDS," ARE SUBJECT TO A GREATER RISK WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL THAN HIGHER-RATED BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH JUNK BONDS BEFORE INVESTING. (SEE INVESTMENT POLICIES, RISKS AND INVESTMENT CONSIDERATIONS, SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE, AND APPENDIX.)

Institutional Client High Yield Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. Institutional Client High Yield Fund is a series of the Stein Roe Trust and High Yield Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

Shares of Institutional Client High Yield Fund are intended primarily for investors who are (or through purchase of Fund shares become) clients of the Institutional Asset Management
Division of Stein Roe & Farnham Incorporated.

This prospectus contains information you should know before investing in Institutional Client High Yield Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 14, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-322-1130.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        The date of this prospectus is February 14, 1997
       as supplemented and revised through March 21, 1997

            TABLE OF CONTENTS

                                        Page
Summary...................................2
Fee Table ................................3
The Fund..................................4
Investment Policies.......................5
Portfolio Investments and Strategies......7
Investment Restrictions .................11
Risks and Investment Considerations .....12
How to Purchase Shares...................13
How to Redeem Shares ....................13
Net Asset Value .........................13
Distributions and Income Taxes...........14
Investment Return........................15
Management ..............................16
Organization and Description of Shares...17
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure......18
For More Information ....................20
Appendix.................................21

                           SUMMARY

Stein Roe Institutional Client High Yield Fund ("Institutional Client High Yield Fund") is a series of Stein Roe Trust, an open-end diversified management investment company organized as a Massachusetts business trust. Institutional Client High Yield Fund offers investors the advantage of a "no-load" fund, with Stein Roe & Farnham Incorporated and its affiliates providing customized services as investment adviser, administrator, transfer agent, and distributor. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Institutional Client High Yield Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. Institutional Client High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"). High Yield Portfolio invests in a diversified portfolio of securities in accordance with the identical investment objective and substantially the same investment policies as those of Institutional Client High Yield Fund. High Yield Portfolio seeks total return by investing for a high level of current income and capital growth. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds."

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio Investments and Strategies. There is, of course, no assurance that Institutional Client High Yield Fund and High Yield Portfolio will achieve their common investment objective.

INVESTMENT RISKS. The risks inherent in Institutional Client High Yield Fund depend primarily upon the term and quality of the obligations in the investment portfolio of High Yield Portfolio, as well as on market conditions. Interest rate fluctuations will affect the Fund's net asset value and, therefore, the total return from an investment in Institutional Client High Yield Fund. Interest rate fluctuations will affect income on variable rate securities and on securities purchased as other portfolio securities mature. Since yields on debt securities available for purchase vary over time, no specific yield on shares of Institutional Client High Yield Fund can be assured.
Institutional Client High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation inherent in a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities. High Yield Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. For information on purchasing (buying) and redeeming (selling) shares, see How to Purchase Shares and How to Redeem Shares.

DISTRIBUTIONS. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional shares of Institutional Client High Yield Fund unless you elect to have distributions paid in cash. (See Distributions and Income Taxes.)

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to High Yield Portfolio. In addition, it provides administrative services to Institutional Client High Yield Fund and High Yield Portfolio. For a description of the Adviser and its fees, see Management.

                         FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases......................None
  Sales Load Imposed on Reinvested Dividend............None
  Deferred Sales Load..................................None
  Redemption Fees......................................None
  Exchange Fees........................................None
ANNUAL FUND OPERATING EXPENSES (after fee
  waiver; as a percentage of average net assets)
  Management and Administrative Fees (after fee
     waiver)...........................................0.50%
  12b-1 Fees...........................................None
  Other Expenses.(after fee waiver)....................0.00%
                                                       -----
   Total Fund Operating Expenses (after fee waiver)....0.50%
                                                       =====
EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                   1 year     3 years
                   ------     -------
                    $5          $16

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Institutional Client High Yield Fund. Because Institutional Client High Yield Fund has no operating history, the information in the table is based upon an estimate of expenses, assuming net assets of $50 million. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares.

From time to time, the Adviser may voluntarily waive a portion of its fees payable by Institutional Client High Yield Fund and the Fund's pro rata share of the fees and expenses payable by High Yield Portfolio. The Adviser has agreed to voluntarily waive such fees to the extent the ordinary operating expenses of Institutional Client High Yield Fund exceed 0.50% of its annual average net assets. This commitment will be reviewed by the Adviser on January 31, 2000, at which time the commitment could be continued or terminated. In addition, the commitment is subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Absent such expense undertaking, the estimated Management and Administrative Fees, Other Expenses and Total Fund Operating Expenses would be 0.65%, 0.35% and 1.00%, respectively. Any such fee waiver will lower Institutional Client High Yield Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Institutional Client High Yield Fund pays the Adviser an administrative fee based on its average daily net assets and High Yield Portfolio pays the Adviser a management fee based on its average daily net assets. The Fee Table summarizes the expenses of both Institutional Client High Yield Fund and High Yield Portfolio. Fees and expenses are described under Management. Institutional Client High Yield Fund bears its proportionate share of Portfolio expenses. The Trustees of Stein Roe Trust have considered whether the annual operating expenses of Institutional Client High Yield Fund, including its proportionate share of the expenses of High Yield Portfolio, would be more or less than if Institutional Client High Yield Fund invested directly in the securities held by High Yield Portfolio, and concluded that Institutional Client High Yield Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Institutional Client High Yield Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                          THE FUND

STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND ("Institutional Client High Yield Fund") is a no-load, diversified "mutual fund." Institutional Client High Yield Fund does not impose commissions or charges when shares are purchased or redeemed. Institutional Client High Yield Fund is a series of Stein Roe Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series.

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to High Yield Portfolio and administrative services to Institutional Client High Yield Fund and High Yield Portfolio.

Rather than invest in securities directly, Institutional Client High Yield Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, Institutional Client High Yield Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as Institutional Client High Yield Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Institutional Client High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"), which is a series of SR&F Base Trust ("Base Trust"). (See Special Considerations Regarding Master Fund/Feeder Fund Structure.)

                    INVESTMENT POLICIES

Institutional Client High Yield Fund and High Yield Portfolio each seek total return by investing for a high level of current income and capital growth. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information. Institutional Client High Yield Fund seeks to achieve its objective by investing all of its assets in High Yield Portfolio. The investment policies of High Yield Portfolio are substantially identical to those of Institutional Client High Yield Fund.

High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio will invest normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as Standard & Poor's Corporation ("S&P") and by Moody's Investors Service, Inc. ("Moody's").

Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's or lower than BBB by S&P, or equivalent ratings as determined by other rating agencies, or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched thoroughly and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets.

High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. High Yield Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if High Yield Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and High Yield Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

              PORTFOLIO INVESTMENTS AND STRATEGIES

FOREIGN SECURITIES. High Yield Portfolio may invest in foreign securities, but will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign debt securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. High Yield Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, High Yield Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, High Yield Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. (See Risks and Investment Considerations.)

DERIVATIVES. Consistent with its objective, High Yield Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). High Yield Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except: options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

MORTGAGE AND OTHER ASSET-BACKED DEBT SECURITIES. High Yield Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by High Yield Portfolio on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, pre-payment risks, and yield characteristics. Mortgage-backed securities involve the risk of pre-payment of the underlying mortgages at a faster or slower rate than the established schedule. Pre-payments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by High Yield Portfolio on purchase of the CMO, and the proceeds of pre-payment would likely be invested at lower interest rates. High Yield Portfolio tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have pre-payment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less pre-payment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

FLOATING RATE INSTRUMENTS. High Yield Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. High Yield Portfolio does not intend to invest more than 5% of its net assets in floating rate instruments.

FUTURES AND OPTIONS. High Yield Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. High Yield Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. High Yield Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, High Yield Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when High Yield Portfolio seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

LENDING OF PORTFOLIO SECURITIES. Subject to certain restrictions, High Yield Portfolio may lend portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by High Yield Portfolio. High Yield Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. High Yield Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, High Yield Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; STANDBY COMMITMENTS. High Yield Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. High Yield Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that High Yield Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by High Yield Portfolio on the sales proceeds of the dollar roll.

High Yield Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which High Yield Portfolio binds itself to accept delivery of a security at the option of the other party to the agreement.

PIK AND ZERO COUPON BONDS. High Yield Portfolio may invest up to 20% of its total assets in zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because High Yield Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

SHORT SALES AGAINST THE BOX. The Fund may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER. In attempting to attain its objective, High Yield Portfolio may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the investment portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of High Yield Portfolio will be from five to ten years, the Adviser may adjust the average effective maturity of High Yield Portfolio's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of High Yield Portfolio may vary from year to year. The turnover rate for High Yield Portfolio may exceed 100%, but is not expected to exceed 200% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Distributions and Income Taxes.)

                  INVESTMENT RESTRICTIONS

Neither Institutional Client High Yield Fund nor High Yield Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, Institutional Client High Yield Fund, but not High Yield Portfolio, may invest all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
------------
/1/ A repurchase agreement involves a sale of securities to High Yield Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
------------

Neither Institutional Client High Yield Fund nor High Yield Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly-distributed or privately-placed debt securities;
(3) lend its portfolio securities under certain conditions; and
(4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for non-leveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The policies set forth in the first two paragraphs under Investment Restrictions (but not the footnote) are fundamental policies of Institutional Client High Yield Fund and High Yield Portfolio./2/ The Statement of Additional Information contains all of the investment restrictions.
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/2/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act.
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              RISKS AND INVESTMENT CONSIDERATIONS

The risks inherent in Institutional Client High Yield Fund depend primarily upon the term and quality of the obligations in High Yield Portfolio's investment portfolio, as well as on market conditions. Although High Yield Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. Institutional Client High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation which might result from a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities.

The market value of securities in the investment portfolio tends to vary inversely with the level of interest rates. As a result, interest rate fluctuations may affect net asset value. (Because yields on debt securities available for purchase by High Yield Portfolio vary over time, no specific yield on shares of Institutional Client High Yield Fund can be assured.) In addition, if the bonds in the investment portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and High Yield Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by non-residents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by non-residents. Foreign investments also tend to involve higher transaction and custody costs.

High Yield Portfolio may enter into foreign currency forward contracts and use options and futures contracts, as described elsewhere in this prospectus, to limit or reduce foreign currency risk.

There can be no assurance that Institutional Client High Yield Fund or High Yield Portfolio will achieve its objective, nor can High Yield Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by High Yield Portfolio, the rating of a portfolio security is lost or reduced, High Yield Portfolio would not be required to sell the security, but the Adviser would consider such a change in deciding whether High Yield Portfolio should retain the security in its investment portfolio.

The investment objective of Institutional Client High Yield Fund and High Yield Portfolio is not fundamental and may be changed by the respective Board of Trustees without a vote of shareholders.

                 HOW TO PURCHASE SHARES

Shares of Institutional Client High Yield Fund are intended primarily for investors who are (or through purchase of Fund shares become) clients of Stein Roe's Institutional Asset Management Division. Shares may also be available to other investors if, in the judgment of the Adviser, the sale of shares to such investors would not adversely affect the Fund or its shareholders. The initial purchase minimum is $1,000,000 and the minimum subsequent investment is $100,000. For more information on how to purchase Fund shares, please call Stein Roe Retirement Services at 800-322-1130. Stein Roe Trust reserves the right to waive or lower its investment minimums for any reason.

CONDITIONS OF PURCHASE. Each purchase order for Institutional Client High Yield Fund must be accepted by an authorized officer of Stein Roe Trust or its authorized agent and is not binding until accepted and entered on the books of Institutional Client High Yield Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Stein Roe Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Stein Roe Trust or of Institutional Client High Yield Fund's shareholders.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Institutional Client High Yield Fund's shares is made at its net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Institutional Client High Yield Fund.

                    HOW TO REDEEM SHARES

Shares of Institutional Client High Yield Fund may be redeemed any day the New York Stock Exchange ("NYSE") is open at the net asset value next calculated after a redemption order is received and accepted by Stein Roe Trust.

Redemption instructions may not be cancelled or revoked once they have been received and accepted by Stein Roe Trust. Stein Roe Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Because the redemption price you receive depends upon Institutional Client High Yield Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss. Stein Roe Trust will generally mail payment for shares redeemed within seven days after proper instructions are received.

Stein Roe Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

                      NET ASSET VALUE

The purchase and redemption price of Institutional Client High Yield Fund's shares is its net asset value per share. Institutional Client High Yield Fund determines the net asset value of its shares as of the close of trading on the NYSE (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. High Yield Portfolio allocates net asset value, income, and expenses to Institutional Client High Yield Fund and any other of its feeder funds in proportion to their respective interests in High Yield Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Institutional Client High Yield Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by High Yield Portfolio for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

               DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Institutional Client High Yield Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Institutional Client High Yield Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid in cash. Reinvestment normally occurs on the payable date. Stein Roe Trust reserves the right to reinvest the proceeds and future distributions in additional shares of Institutional Client High Yield Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions.
If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, Institutional Client High Yield Fund is treated as a separate taxable entity distinct from any other series of the Stein Roe Trust. High Yield Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                       INVESTMENT RETURN

The total return from an investment in Institutional Client High Yield Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of Institutional Client High Yield Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

Comparison of Institutional Client High Yield Fund's yield or total return with those of alternative investments should consider differences between Institutional Client High Yield Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-322-1130.

                          MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of the Stein Roe Trust has overall management responsibility for Stein Roe Trust and Institutional Client High Yield Fund; the Board of Base Trust has overall management responsibility for High Yield Portfolio. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Stein Roe Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Institutional Client High Yield Fund and High Yield Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of High Yield Portfolio and the business affairs of Institutional Client High Yield Fund, High Yield Portfolio, Stein Roe Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


PORTFOLIO MANAGERS. Stephen F. Lockman became portfolio manager of High Yield Portfolio on March 3, 1997. He had been associate portfolio manager of High Yield Portfolio since its inception in November 1996 and of Stein Roe Income Fund since October 1995. Mr. Lockman joined the Adviser in January 1994. As a senior research analyst for the Adviser's fixed income department from 1994 to 1997, Mr. Lockman has broad expertise in the fixed income markets, with specialties in the high yield sector and the aerospace, broadcasting, entertainment, insurance, mining/metals, paper/forest products, printing, publishing and real estate industries.
In addition, he served as the fixed income department's sovereign debt analyst from 1994 to 1997, evaluating securities for its more than $1 billion portfolio of dollar-denominated foreign investments. Mr. Lockman previously served as portfolio manager for the Illinois State Board of Investment from 1987 to 1994, and as a trust investment officer for LaSalle National Bank from 1983 to 1987. A chartered financial analyst, Mr. Lockman earned a bachelor's degree in 1983 from the University of Illinois and a master's degree in 1986 from DePaul University.


FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Institutional Client High Yield Fund, computed and accrued daily, at an annual rate of .150% of the first $500 million of average net assets and .125% thereafter; and a monthly management fee from High Yield Portfolio, computed and accrued daily, at an annual rate of .500% of the first $500 million of average net assets and .475% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily waive a portion of its fees.

The Adviser provides office space and executive and other personnel to Stein Roe Trust and Base Trust and bears any sales or promotional expenses. All expenses of Institutional Client High Yield Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser and expenses incidental to its organization, are paid out of the assets of Institutional Client High Yield Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Institutional
Client High Yield Fund and High Yield Portfolio including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Stein Roe Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of Institutional Client High Yield Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to Institutional Client High Yield Fund or to its shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Institutional Client High Yield Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

            ORGANIZATION AND DESCRIPTION OF SHARES

Stein Roe Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Stein Roe Trust's shareholders or its trustees. Stein Roe Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, Institutional Client High Yield Fund is the only series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Stein Roe Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Stein Roe Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Stein Roe Trust or any particular series shall look only to the assets of Stein Roe Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Stein Roe Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Stein Roe Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Stein Roe Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Stein Roe Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

            SPECIAL CONSIDERATIONS REGARDING THE
             MASTER FUND/FEEDER FUND STRUCTURE

Institutional Client High Yield Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Institutional Client High Yield Fund. The initial shareholder of Institutional Client High Yield Fund approved this policy of permitting Institutional Client High Yield Fund to act as a feeder fund by investing in High Yield Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Institutional Client High Yield Fund and High Yield Portfolio. The management and expenses of both Institutional Client High Yield Fund and High Yield Portfolio are described under Fee Table and Management. Institutional Client High Yield Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F High Yield Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Institutional Client High Yield Fund and other investors in High Yield Portfolio will each be liable for all obligations of High Yield Portfolio that are not satisfied by High Yield Portfolio. However, the risk of Institutional Client High Yield Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and High Yield Portfolio itself were unable to meet its obligations. Accordingly, the Trustees of Stein Roe Trust believe that neither Institutional Client High Yield Fund nor its shareholders will be adversely affected by reason of Institutional Client High Yield Fund's investing in High Yield Portfolio.

The Declaration of Trust of Base Trust provides that High Yield Portfolio will terminate 120 days after the withdrawal of Institutional Client High Yield Fund or any other investor in High Yield Portfolio, unless the remaining investors vote to agree to continue the business of High Yield Portfolio. The Trustees of Stein Roe Trust may vote Institutional Client High Yield Fund's interests in High Yield Portfolio for such continuation without approval of Institutional Client High Yield Fund's shareholders.

The common investment objective of Institutional Client High Yield Fund and High Yield Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Institutional Client High Yield Fund's shareholders.

The fundamental policies of Institutional Client High Yield Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval.

If Institutional Client High Yield Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of High Yield Portfolio or any other matter pertaining to High Yield Portfolio (other than continuation of the business of High Yield Portfolio after withdrawal of another investor), Institutional Client High Yield Fund will solicit proxies from its shareholders and vote its interest in High Yield Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Institutional Client High Yield Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in High Yield Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all High Yield Portfolio investors. If other investors hold a majority interest in High Yield Portfolio, they could have voting control over High Yield Portfolio.

In the event that High Yield Portfolio's fundamental policies were changed so as to be inconsistent with those of Institutional Client High Yield Fund, the Board of Trustees of Stein Roe Trust would consider what action might be taken, including changes to Institutional Client High Yield Fund's fundamental policies, withdrawal of Institutional Client High Yield Fund's assets from High Yield Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Institutional Client High Yield Fund's shareholders.
Institutional Client High Yield Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Institutional Client High Yield Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Institutional Client High Yield Fund. Should such a distribution occur, Institutional Client High Yield Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Institutional Client High Yield Fund and could affect the liquidity of Institutional Client High Yield Fund.

Each investor in High Yield Portfolio, including Institutional Client High Yield Fund, may add to or reduce its investment in High Yield Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in High Yield Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in High Yield Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in High Yield Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of High Yield Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in High Yield Portfolio by all investors in High Yield Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in High Yield Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in High Yield Portfolio, but members of the general public may not invest directly in High Yield Portfolio. Other investors in High Yield Portfolio are not required to sell their shares at the same public offering price as Institutional Client High Yield Fund, could incur different administrative fees and expenses than Institutional Client High Yield Fund, and their shares might be sold with a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in High Yield Portfolio. Investment by such other investors in High Yield Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in High Yield Portfolio could result in untimely liquidations of High Yield Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of High Yield Portfolio as a percentage of its net assets. As a result, High Yield Portfolio's security holdings may become less diverse, resulting in increased risk.

Currently two other investment companies invest in High Yield
Portfolio: Stein Roe High Yield Fund, a series of Stein Roe Income Trust; and Stein Roe Institutional High Yield Fund, a series of Stein Roe Institutional Trust. Information regarding any investment company that may invest in High Yield Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                     FOR MORE INFORMATION

Contact Stein Roe Retirement Services at 800-322-1130 for more information about this Fund.

                      APPENDIX--RATINGS

RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which High Yield Portfolio invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

RATINGS BY MOODY'S
Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P
AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS
RATINGS BY MOODY'S
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1         Highest Quality
Prime-2         Higher Quality
Prime-3         High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

RATINGS BY S&P
A brief description of the applicable rating symbols and their meaning follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1.  This designation indicates that the degree of safety
regarding timely payment is very strong.  Those issues determined to possess overwhelming safety characteristics will be denoted
with a plus (+) sign designation.
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